                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.




                              /s/ William O. Bourke
                        --------------------------------
                                  William O. Bourke

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as an Officer or director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1998.



                            /s/ Ronald L. Kuehn, Jr.
                       ----------------------------------
                                Ronald L. Kuehn, Jr.

                                    POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 1st day of March, 1999.



                              /s/ Robert J. Lanigan
                       ----------------------------------
                                  Robert J. Lanigan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                                /s/ Max L. Lukens
                          ----------------------------
                                    Max L. Lukens

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 1st day of March, 1999.



                              /s/ Charles Marshall
                         ------------------------------
                                  Charles Marshall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                             /s/ Benjamin F. Payton
                       -----------------------------------
                                 Benjamin F. Payton

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                             /s/ John J. Phelan, Jr.
                       -----------------------------------
                                 John J. Phelan, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                            /s/ Jerome J. Richardson
                       ----------------------------------
                                Jerome J. Richardson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed her name hereto as of the 25th day of February, 1999.



                              /s/ Adrian M. Tocklin
                       ----------------------------------
                                  Adrian M. Tocklin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                              /s/ James B. Williams
                         ------------------------------
                                  James B. Williams

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                                /s/ Joe B. Wyatt
                             ----------------------
                                    Joe B. Wyatt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                               /s/ Selim K. Zilkha
                         ------------------------------
                                   Selim K. Zilkha

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; James E. Moylan, Jr.; William A. Smith; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 25th day of February, 1999.



                              /s/ Michael S. Zilkha
                        ---------------------------------
                                  Michael S. Zilkha